Provisions	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Provisions
23	Provisions

($ millions)
As at November 1, 2018	$157
Provisions made during the year	125
Provisions utilized / released during the year	(72)
Balance as at October 31, 2019	$210
Provisions made during the year	244
Provisions utilized / released during the year	(329)
Balance as at October 31, 2020	$125
In the ordinary course of business, the Bank and its subsidiaries are routinely defendants in, or parties to a number of pending and threatened legal actions and regulatory proceedings, including actions brought on behalf of various classes of claimants. In view of the inherent difficulty of predicting the outcome of such matters, the Bank cannot state what the eventual outcome of such matters will be. However, based on current knowledge, management does not believe that liabilities, if any, arising from pending litigation or regulatory proceedings will have a material adverse effect on the Consolidated Statement of Financial Position or results of operations of the Bank.
Legal provisions are established when it becomes probable that the Bank will incur an expense related to a legal action and the amount can be reliably estimated. Such provisions are recorded at the best estimate of the amount required to settle any obligation related to these legal actions as at the balance sheet date, taking into account the risks and uncertainties surrounding the obligation. Management and internal and external experts are involved in estimating any amounts that may be required. The actual costs of resolving these claims may vary significantly from the amount of the legal provisions. The Bank’s estimate involves significant judgement, given the varying stages of the proceedings, the fact that the Bank’s liability, if any, has yet to be determined and the fact that the underlying matters will change from time to time. As such, there is a possibility that the ultimate resolution of those legal actions may be material to the Bank’s consolidated results of operations for any particular reporting period.
In addition during the year, Scotiabank has entered into a Deferred Prosecution Agreement (“DPA”) with the U.S. Department of Justice (the “DOJ”). Additionally, the Commodity Futures Trading Commission (the “CFTC”) issued three separate orders against Scotiabank (collectively, the “Orders”). The DPA and the Orders (together, the “Resolutions”) resolve the DOJ’s and CFTC’s previously disclosed investigations into Scotiabank’s activities and trading practices in the metals markets and related conduct as well as pre-trade
mid-market
marks and related swap dealer compliance issues.
Under the terms of the
R
esolutions, the Bank made aggregate payments to the DOJ and CFTC of approximately $127.5 million (USD) and has agreed to retain an independent compliance monitor. Under one of the orders, the CFTC will defer proceedings to suspend or revoke the Bank’s provisional registration as a swap dealer subject to the Bank’s implementation of a remediation plan, among other conditions.